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                                                                   Exhibit 1.2



                           Finlay Enterprises, Inc.

                        __% Senior Debentures due 2008

                               -----------------

                            Underwriting Agreement



                                                              April  __, 1998


Goldman, Sachs & Co.,
Donaldson, Lufkin & Jenrette
  Securities Corporation,
NationsBanc Montgomery Securities LLC
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004


Ladies and Gentlemen:

     Finlay Enterprises, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to you as the several Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of $75,000,000 principal amount of the Company's __% Senior Debentures due , 2008 (the "Securities").

1. Each of the Company and Finlay Fine Jewelry Corporation, a Delaware corporation and a wholly owned subsidiary of the Company ("Finlay Jewelry"), jointly and severally represents and warrants to, and agrees with, each of the Underwriters that:

                  (a) A registration statement on Form S-3 (File No. 333-48567), as amended by Amendments Nos. 1 and 2 thereto (the "Initial Registration Statement"), in respect of the Securities has been filed with the Securities and Exchange Commission (the "Commission"); such Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto but including all documents incorporated by reference in the prospectus contained therein, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule

         462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to such Initial Registration Statement or any such document incorporated by reference therein has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission to the Company or its counsel (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto but excluding Form T-1 and including (i) the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with
         Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective or such part of the Rule 462(b) Registration Statement, if any, that became or hereafter becomes effective and
         (ii) the documents incorporated by reference in the




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         prospectus contained in the registration statement at the time such part of the registration statement became effective, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the "Registration Statement"; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement);

                  (b) No order preventing or suspending the use of any

         Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the statements made therein within the coverage of Rule 175(b) under the Act were made by the Company with a reasonable basis and in good faith; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

                  (c) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed or incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the statements made therein within the coverage of Rule 175(b) under the Act were made by the Company with a reasonable basis and in good faith; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

                  (d) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto, and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the statements made therein within the coverage of Rule 175(b) under the Act were made by the Company with a reasonable basis and in good faith; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the


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         Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein or by the Selling Stockholders (as defined in the Prospectus) expressly for use in the preparation of answers therein to Item 7 of Form S-3;

                  (e) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries, except for borrowings and repayments under the Revolving Credit Agreement and the Gold Consignment Agreement (each as defined in the Prospectus and as amended as described in the Prospectus) or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, operations, management, financial position or condition, current assets, merchandise inventories, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"), otherwise than as set forth or contemplated in the Prospectus;

                  (f) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all material personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any material real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

                  (g) Each of the Company and Finlay Jewelry has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; the Company's indirect subsidiary, Societe Nouvelle d'Achat de Bijouterie - S.O.N.A.B. ("Sonab") is duly organized and validly existing as a societe en nom collectif in France; each other direct or indirect subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

                  (h) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable and conform to the description of such capital stock contained in the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued, are fully paid and non-assessable and (except for directors' qualifying shares, if any, and except as set forth in the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                  (i) The Securities have been duly authorized by the Company and, on the Closing Date, will have been duly executed, issued and delivered by the Company, and when the Securities, in accordance with the provisions of the Indenture (the "Indenture"), substantially in the


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         form filed as an exhibit to the Registration Statement, to be entered into by the Company and Marine Midland Bank, as Trustee (the "Trustee"), have been authenticated by the Trustee and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, the Securities will be entitled to the benefits of the Indenture and will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether enforcement is sought in a proceeding in equity or at law); the Indenture has been duly authorized by the Company and qualified under the Trust Indenture Act and when duly executed and delivered by the Company and the Trustee, will constitute a valid and legally binding instrument, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether enforcement is sought in a proceeding in equity or at law); the Security and Pledge Agreement (the "Security and Pledge Agreement") to be entered into between the Company and Marine Midland Bank, as Collateral Agent (the "Collateral Agent"), substantially in the form filed as an exhibit to the Registration Statement, when duly executed and delivered by the Company and the Collateral Agent, will constitute a valid and legally binding instrument, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether enforcement is sought in a proceeding in equity or at law); and the Securities, the Indenture and the Security and Pledge Agreement will conform in all material respects to the descriptions thereof in the Prospectus;

                  (j) The issue and sale of the Securities and the compliance by each of the Company and Finlay Jewelry with all of the provisions of the Securities, the Indenture, the Security and Pledge Agreement and this Agreement applicable to it and the consummation of the transactions herein and therein contemplated (i) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except any such conflict, breach, violation or default which has been consented to or waived in a valid and binding writing duly executed and delivered to the Company by or on behalf of the party granting such consent or waiver; (ii) will not result in any violation of the provisions of the Company's or any of its subsidiaries' respective certificate or restated certificate of incorporation or by-laws or restated by-laws or comparable documents and (iii) will not result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement, the Indenture and the Security and Pledge Agreement, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under foreign or state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

                  (k) Neither the Company nor any of its subsidiaries is in violation of its respective certificate or restated certificate of incorporation or by-laws or restated by-laws or comparable documents, or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which it is a party or by which it or any of its properties may be bound which default could reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect;


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                  (l) The statements set forth in the Prospectus under the
         caption "Description of Certain Indebtedness", insofar as they purport to describe the provisions of the documents referred to therein, under the caption "Description of Senior Debentures", insofar as they purport to constitute a summary of the terms of the Securities and under the caption "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and fair in all material respects;

                  (m) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, could individually or in the aggregate reasonably be expected to have a Material Adverse Effect; and, to the Company's and Finlay Jewelry's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (n) Each of the Company and Finlay Jewelry is not and, after giving effect to the offering and sale of the Securities, will not be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

                  (o) Arthur Andersen LLP, who have certified certain consolidated financial statements of the Company and Finlay Jewelry, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;


                  (p) The Company and its subsidiaries directly or through host store groups are subject to consent decrees, injunctions or comparable governmental orders or decrees regarding the discount pricing and advertising of jewelry from "regular" or "original" prices only in the states of California, Colorado, Georgia, Oregon and Wisconsin, and the Company and its subsidiaries are in compliance therewith and with applicable federal and state laws with respect to such pricing and advertising practices, except for such noncompliance previously identified in writing by the Company to the Underwriters which could not individually or in the aggregate reasonably be expected to have a Material Adverse Effect;

                  (q) Neither the Company nor any of its subsidiaries has received any notice that any default by the Company or any of its subsidiaries has occurred and is continuing under any of the license agreements with host store groups described or identified in the Prospectus to which the Company or any of its subsidiaries are a party and no condition exists which could individually or in the aggregate reasonably be expected to result in the termination or nonrenewal of any such license agreement; each such license agreement has been duly authorized (and, in the case of written license agreements, duly and validly executed and delivered) by and on behalf of the Company and its subsidiaries, as the case may be, and, assuming the due authorization (and, in the case of written license agreements, the due and valid execution and delivery) thereof by the other party or parties thereto, is the valid and binding obligation of the Company, its subsidiaries and such other party or parties, as the case may be, enforceable in accordance with its respective terms against the respective parties thereto subject to the effect of any applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium and similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and neither the Company nor any of its subsidiaries has received any notice (whether actual or constructive) that the licensor thereunder is considering limiting, suspending, revoking or non-renewing any such license; except that no representation is made with respect to the Company's license agreement with Liberty House as to the effect on such license agreement of the filing of a voluntary petition by Liberty House under the Bankruptcy Code (as defined in the Prospectus);

                  (r) Each of the Company and Finlay Jewelry has duly authorized the amendment to the Revolving Credit Agreement that is described in the Prospectus. Substantially


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         contemporaneously with the Time of Delivery (as defined in Section 4 hereof), the Company and Finlay Jewelry will duly execute and deliver such amendment to the Revolving Credit Agreement. Finlay Jewelry has duly authorized the amendment to the Gold Consignment Agreement that is described in the Prospectus. Substantially contemporaneously with the Time of Delivery, Finlay Jewelry will duly execute and deliver such amendment to the Gold Consignment Agreement. Assuming the due authorization, execution and delivery thereof by the other parties thereto, (a) the Revolving Credit Agreement, as amended as described above, will constitute the legal, valid and binding agreement of the Company and Finlay Jewelry and (b) the Gold Consignment Agreement, as amended as described above, will constitute the legal, valid and binding agreement of Finlay Jewelry, in each case, enforceable against the Company and/or Finlay Jewelry, as the case may be, subject, as to enforcement, to insolvency, reorganization, fraudulent conveyance or transfer, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether enforcement is sought in a proceeding in equity or at law); and

                  (s) Neither the Company nor Finlay Jewelry nor any of their respective affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of
         Section 517.075, Florida Statutes.

         2. Subject to the terms and conditions herein set forth, the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price of ___% of the principal amount thereof, plus accrued interest, if any, from April __, 1998 to the Time of Delivery hereunder, the principal amount of Securities set forth opposite the name of such Underwriter in Schedule I hereto.

         3. Upon the authorization by Goldman, Sachs and Co., on behalf of the Underwriters, of the release of the Securities, the several Underwriters propose to offer the Securities for sale upon the terms and conditions set forth in the Prospectus.

         4. (a) The Securities to be purchased by each Underwriter hereunder will be represented by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company ("DTC") or its designated custodian. The Company will deliver the Securities to Goldman, Sachs & Co., for the account of each Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company to Goldman, Sachs & Co. at least forty-eight hours in advance, by causing DTC to credit the Securities to the account of Goldman, Sachs & Co. at DTC. The Company will cause the certificates representing the Securities to be made available to Goldman, Sachs & Co. for checking at least twenty-four hours prior to the Time of Delivery (as defined below) at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on April __, 1998 or such other time and date as Goldman,

Sachs & Co. and the Company may agree upon in writing. Such time and date for delivery of the Securities is herein called the "Time of Delivery".

                  (b) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross receipt for the Securities and any additional documents requested by the Underwriters pursuant to Section 7(k) hereof, will be delivered at the offices of Jones, Day, Reavis & Pogue, 599 Lexington Avenue, 37th Floor, New York, New York 10022 (the "Closing Location"), and the Securities will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location at 2:00 p.m., New York City time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this
Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

         5. The Company agrees with each of the Underwriters:

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                (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus prior to the Time of Delivery which shall be disapproved by the Underwriters promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

                (b) Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction or to take any other action which would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the offer and sale of the Securities in each jurisdiction in which the Securities have been qualified as provided above;

                (c) Prior to 12:00 noon, New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Trust Indenture Act or the Exchange Act, to notify you and upon your request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Securities at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

                (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries

         (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158);

                (e) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, not to (and to cause each of its direct and indirect subsidiaries not to) register for sale, offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any Securities or any securities that are substantially similar to the Securities (other than the Senior Notes (as defined in the Prospectus) of Finlay Jewelry in an aggregate principal amount of $150.0 million), or any securities of the Company or any such subsidiary of the Company convertible into or exchangeable for securities of the Company or any such subsidiary of the Company substantially similar to the Securities;

                (f) Within the time limits prescribed by the Exchange Act, to furnish to the holders of the Securities after the end of each fiscal year an annual report (including a balance sheet and statements of operations, changes in stockholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

                (g) During a period of five years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company or Finlay Jewelry is listed or quoted (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission); and (ii) such additional information concerning the business and financial condition of the Company or Finlay Jewelry as you may from time to time reasonably request;

                (h) To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";


                (i) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

         6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement Among Underwriters, this Agreement, the Indenture, the Security and Pledge Agreement, any Blue Sky Memorandum, closing documents (including any reasonable compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities;
(iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with any Blue Sky and legal investment surveys, if any; (iv) all fees charged by securities rating services for rating the Securities; (v) the filing fees incident to, and the reasonable fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vi) the cost of preparing certificates representing the Securities; (vii) the fees and expenses of the Trustee and the Collateral Agent and any agent of the Trustee and the Collateral Agent and the fees and disbursements of counsel for the Trustee and the Collateral Agent in connection with the Indenture, the Security and Pledge Agreement, and the Securities; (viii) all other costs and expenses incident to the performance of the Company's obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees and disbursements of their counsel and any advertising expenses connected with any offers they may make.

         7. The obligations of the Underwriters hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and Finlay Jewelry herein are, at and as of the Time of Delivery, true and correct, the condition that each of the Company and Finlay Jewelry shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

                  (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with
Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

                  (b) Jones, Day, Reavis & Pogue, counsel for the Underwriters, shall have furnished to you such opinion or opinions (a draft of each such opinion is attached as Annex II(a) hereto), dated the Time of Delivery, with respect to the matters covered in paragraphs (i), (ii), (v),
(vi), (vii), (x) and (xiii) of subsection (c) below as well as such other related matters as you may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters;

                  (c) Paul, Weiss, Rifkind, Wharton & Garrison, counsel for the Company, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(b) hereto) (which opinion may be limited to the federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware and in giving such opinion such counsel may state that, insofar as any opinions involve factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company or its subsidiaries and certificates of responsible public officials, copies of which certificates will be provided to you upon delivery of such counsel's opinion), dated the Time of Delivery, in form and substance as attached, to the effect that:

                  (i) Each of the Company and Finlay Jewelry has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

                  (ii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued, fully paid and non-assessable;

                  (iii) Each subsidiary of the Company (other than Sonab and Finlay Jewelry) has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; and all of the issued shares of capital stock of each subsidiary of the Company (other than Sonab) have been duly authorized and validly issued, are fully paid and non-assessable, and (except for directors' qualifying shares, if any, and except as otherwise set forth in the Prospectus) are owned of record directly or indirectly by the Company, to the knowledge of such counsel, free and clear of all liens, encumbrances and defects;

                  (iv) To such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, could individually or in the aggregate reasonably be expected to have a Material Adverse Effect; and, to such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (v) This Agreement has been duly authorized, executed and delivered by the Company and Finlay Jewelry;

                  (vi) The Securities have been duly authorized, executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; and the Securities and the Indenture conform in all material respects to the descriptions thereof in the Prospectus;

                  (vii) Each of the Indenture and the Security and Pledge Agreement has been duly authorized, executed and delivered by the Company and, when duly authorized, executed and delivered by the other parties thereto, will constitute a valid and legally binding instrument, enforceable in accordance with its terms; the Indenture has been qualified under the Trust Indenture Act; after giving effect to the issuance of the Securities at the First Time of Delivery, the Security and Pledge Agreement creates a valid security interest in all of the issued and outstanding shares of capital stock of Finlay Jewelry for the benefit of the Collateral Agent to the extent that security interests in such shares may be perfected by filing under the Uniform Commercial Code in effect in the State of New York, the Collateral Agent's security interest in all of the issued and outstanding shares of capital stock of Finlay Jewelry has been perfected, and upon release of the existing pledge of such shares and the repledge and delivery of such shares in accordance with the Security and Pledge Agreement, and assuming no issuance by Finlay Jewelry of any additional shares of its capital stock and that the Collateral Agent entered into the Security and Pledge Agreement in good faith without notice of any adverse claims on such shares
         (other than the existing pledge of such shares), the Collateral Agent will have a perfected security interest in all of the issued and outstanding shares of capital stock of Finlay Jewelry;

                  (viii) The issue and sale of the Securities being delivered at the Time of Delivery by the Company and the compliance by each of the Company and Finlay Jewelry with the applicable provisions of the Securities, the Indenture, the Security and Pledge Agreement and this Agreement and the consummation of the transactions herein and therein contemplated (a) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, real property lease, license or other material agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor (b) will such action result in any violation of the provisions of (i) the respective certificate or restated certificate of incorporation, or respective by-Laws or restated by-laws, as the case may be, of the Company or Finlay Jewelry, (ii) any statute, rule or regulation known to such counsel of any governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or (iii) any order applicable to the Company, any of its subsidiaries or any of their respective properties of any court, governmental agency or body known to such counsel based upon an officer's certificate listing any such orders (which officer's certificate shall be delivered with such opinion);

                  (ix) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by the Indenture, the Security and Pledge Agreement and this Agreement, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under foreign or state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

                  (x) The statements set forth in the Prospectus under the caption "Description of Certain Indebtedness", insofar as they purport to describe the provisions of the documents referred to therein, under the caption "Description of Senior Debentures", insofar as they purport to constitute a summary of the terms of the Securities, and under the caption "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and fair in all material respects;

                  (xi) Each of the Company and Finlay Jewelry is not an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act;

                  (xii) The documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and

                  (xiii) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (ix) of this Section 7(c), such counsel may state that such counsel has participated in conferences at which the contents of the Registration Statement and the Prospectus and related matters were discussed, and, on the basis of such participation, they have no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which such counsel need express no opinion) contained or incorporated by reference an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which such counsel need express no opinion) contained or incorporated by reference an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of the Time of Delivery, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which such counsel need express no opinion) contains or incorporates by reference an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required or of any filing required to be incorporated by reference into the Prospectus which is not so incorporated by reference therein;

                  (d) Tenzer Greenblatt LLP, counsel for the Company, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(c) hereto) (which opinion may be limited to the federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware and in giving such opinion such counsel may state that, insofar as any opinions involve factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company or its subsidiaries and certificates of responsible public officials, copies of which certificates will be provided to you upon delivery of such counsel's opinion), dated the Time of Delivery, in form and substance as attached, to the effect that:

                  (i) To such counsel's knowledge, neither the Company nor any of its subsidiaries is in violation of its respective certificate or restated certificate of incorporation or by-laws or restated by-laws, or comparable documents, or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound which default, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect;

                  (e) Bonni G. Davis, Vice President, General Counsel and Secretary of Finlay Jewelry, shall have furnished to you her written opinion (a draft of such opinion is attached as Annex II(d) hereto) (which opinion may be limited to the federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware and in giving such opinion Ms. Davis may state that, insofar as any opinions involve factual matters, she has relied, to the extent she deems proper, upon certificates of officers of the Company or its subsidiaries and certificates of responsible public officials, copies of which certificates will be provided to you upon delivery of Ms. Davis's opinion), dated the Time of Delivery, in form and substance as attached, with respect to the matters covered in paragraphs (iv) and (viii) of subsection (c) above and paragraph (i) of subsection (d) above and, in addition, to the effect that:

                  (i) Each subsidiary of the Company (other than Sonab for which no opinion need be given) has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction; the Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification or is subject to no material liability or disability by reason of its failure to be so qualified in any such jurisdiction;

                  (ii) The Company and its subsidiaries have good and marketable title in fee simple to all real property owned by them in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; to such counsel's knowledge neither the Company nor any of its subsidiaries is in default under any lease for real property or buildings held under lease by the Company or its subsidiaries except for such defaults that are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries; and the leases listed on Schedule III hereto are the only real property leases to which the Company and its subsidiaries are a party and are valid, subsisting and enforceable as against the Company or its subsidiaries (as the case may be) with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries and except that the enforceability of such leases is subject to the effect of any applicable , insolvency, reorganization, fraudulent conveyance or transfer, moratorium and similar laws affecting creditors' rights generally and general equity principles (regardless of whether enforcement is sought in a proceeding in equity or at law) (in giving the opinion in this clause, such counsel may state that no examination of record titles for the purpose of such opinion has been made, and that they are relying upon a general review of the titles of the Company and its subsidiaries, upon opinions of local counsel and abstracts, reports and policies of title companies rendered or issued at or subsequent to the time of acquisition of such property by the Company or its subsidiaries, upon opinions of counsel to the lessors of such property and, in respect of matters of fact, upon certificates of officers of the Company or its subsidiaries;

                  (iii) To such counsel's knowledge (a) neither the Company nor any of its subsidiaries has received any notice that any default by the Company or any of its subsidiaries has occurred and is continuing under any of the license agreements with host store groups described or identified in the Prospectus to which the Company or any of its subsidiaries are a party and (b) no condition exists which could individually or in the aggregate reasonably be expected to result in the termination or nonrenewal of any such license agreement, except that no opinion need be given with respect to the Company's license agreement with Liberty House as to the effect on such license agreement of the filing of a voluntary petition by Liberty House under the Bankruptcy Code (as defined in the Prospectus); and

                  (iv) To such counsel's knowledge, no legal proceedings are pending or have been threatened against the Company or any of its subsidiaries that are of a nature required to be disclosed in the Prospectus which are not so disclosed therein;

                  (f) Dechert Price & Rhoads, French counsel to the Company, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(e) hereto) (which opinion may be limited to the laws of France and in giving such opinion French counsel may state that, insofar as any opinions involve factual matters, it has relied, to the extent such counsel deems proper, upon certificates of officers of the Company or its subsidiaries and certificates of responsible public officials, copies of which certificates will be provided to you upon delivery of such counsel's opinion), dated the Time of Delivery, in form and substance as attached, to the effect that:

                  (i) Sonab has been duly organized and is validly existing as a societe en nom collectif in France; and

                  (ii) all of the issued equity interests of Sonab have been duly authorized and validly created, are fully paid and non-assessable, and are validly held of record directly or indirectly by the Company, to the knowledge of such counsel, free of all liens, encumbrances and defects, other than the pledge under Finlay Jewelry's Revolving Credit Agreement;

  With respect to all opinions provided for above in paragraphs (b) through (f) of this Section 7 as to validity, binding effect and/or enforceability, any such counsel may state that any such opinion as to enforceability is subject to the effect of any applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether enforcement is sought in a proceeding in equity or at law).


                  (g) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Arthur Andersen LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex I(a) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex I(b) hereto);

                  (h) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any strike, boycott or similar labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries except for borrowings and repayments under the Revolving Credit Agreement and the Gold Consignment Agreement (each as defined in the Prospectus and as amended as described in the Prospectus), or any change, or any development involving a prospective change, in or affecting the business, operations, management, financial position or condition, current assets, merchandise inventories, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of Goldman, Sachs & Co. on behalf of the Underwriters so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus;

                  (i) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's or Finlay Jewelry's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's or Finlay Jewelry's debt securities;

                  (j) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or on NASDAQ;

(ii) a suspension or material limitation in trading in the Company's securities on NASDAQ; (iii) a general moratorium on commercial banking activities declared by either federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iv) in the judgment of Goldman, Sachs & Co. on behalf of the Underwriters makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered at the Time of Delivery on the terms and in the manner contemplated in the Prospectus;

                  (k) The Company shall have furnished or caused to be furnished to you at the Time of Delivery certificates of officers of the Company and Finlay Jewelry, respectively, reasonably satisfactory to you as to the accuracy of the representations and warranties of the Company and Finlay Jewelry, respectively, herein at and as of the Time of Delivery, as to the performance by each of the Company and Finlay Jewelry, respectively, of all of their respective obligations hereunder to be performed at or prior to the Time of Delivery, and as to such other matters as you may reasonably request, and the Company and Finlay Jewelry shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (h) of this Section; and

                  (l) The Company shall have complied with the provisions of
Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement;

         8. (a) The Company and Finlay Jewelry, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained or incorporated by reference in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated or incorporated by reference therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and Finlay Jewelry shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. expressly for use therein.

                  (b) Each Underwriter severally will indemnify and hold harmless the Company and Finlay Jewelry against any losses, claims, damages or liabilities to which the Company or Finlay Jewelry may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company and Finlay Jewelry for any legal or other expenses reasonably incurred by the Company and Finlay Jewelry in connection with investigating or defending any such action or claim as such expenses are incurred.

                  (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, which consent shall not be unreasonably withheld, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and
(ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.


                  (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and Finlay Jewelry on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and Finlay Jewelry on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and Finlay Jewelry on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and Finlay Jewelry on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, Finlay Jewelry and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

                  (e) The obligations of the Company and Finlay Jewelry under this Section 8 shall be in addition to any liability which the Company and Finlay Jewelry may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and Finlay Jewelry and to each person, if any, who controls the Company and Finlay Jewelry within the meaning of the Act.

         9. (a) If any Underwriter shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Securities, or the Company notify you that they have so arranged for the purchase of such Securities, you or the Company shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

                  (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Securities to be purchased at the Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of shares which such Underwriter agreed to purchase hereunder at the Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Securities which such Underwriter agreed to purchase hereunder) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                  (c) If, after giving effect to any arrangements for the

purchase of the Securities of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Securities which remains unpurchased exceeds one-eleventh of the aggregate number of all the Securities to be purchased at the Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Securities of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company or Finlay Jewelry, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10. The respective indemnities, agreements, representations, warranties and other statements of the Company, Finlay Jewelry and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company or Finlay Jewelry or any officer or director or controlling person of the Company or Finlay Jewelry, and shall survive delivery of and payment for the Securities.

         11. If this Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof and Finlay Jewelry shall not then be under any liability to any Underwriter except as provided in Section 8 hereof; but, if for any other reason, any Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities not so delivered, but the Company shall then be under no further liability to any Underwriter except as provided in Sections 6 and 8 hereof and Finlay Jewelry shall then be under no further liability to any Underwriter except as provided in Section 8 hereof.

         12. In all dealings hereunder, Goldman, Sachs & Co. shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the Underwriters.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail,

telex or facsimile transmission to the Underwriters in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Registration Department; and if to the Company or to Finlay Jewelry shall be delivered or sent by mail to the address of the Company set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(d) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and Finlay Jewelry and, to the extent provided in Sections 8 and 10 hereof, the officers, directors and controlling persons of the Company and Finlay Jewelry and each person who controls any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us ten counterparts hereof, and upon the acceptance hereof by the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters and the Company and Finlay Jewelry . It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement Among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.








Very truly yours,

Finlay Enterprises, Inc.

By:
    Name:         Barry D. Scheckner
    Title:        Senior Vice President and
                  Chief Financial Officer


Finlay Fine Jewelry Corporation

By:
    Name:         Barry D. Scheckner
    Title:        Senior Vice President and
                  Chief Financial Officer


Accepted as of the date hereof:

Goldman, Sachs & Co.
Donaldson, Lufkin & Jenrette
 Securities Corporation
NationsBanc Montgomery Securities LLC


By:
      (Goldman, Sachs & Co.)
On behalf of each of the Underwriters

                                  SCHEDULE I


                                                                                    Principal Amount
                                                                                   of Securities to be
                                   Underwriter                                          Purchased
Goldman, Sachs & Co............................................................
Donaldson, Lufkin & Jenrette

  Securities Corporation.......................................................
NationsBanc Montgomery Securities LLC..........................................

              Total............................................................        $75,000,000
                                                                                      ============

                                 SCHEDULE III

                                New York Leases

                               Section 7(e)(ii)



1. Lease Agreement dated as of August 27, 1993 between F.H.E.A. Associates and Finlay Jewelry

2. Lease Agreement dated as of August 19, 1993 between 529 Fifth Company and Finlay Jewelry, as amended

3. Lease Agreement dated as of August 19, 1993 between 521 Fifth Avenue Associates and Finlay Jewelry, as amended

4. Lease Agreement dated as of June 17, 1986 between 521 Fifth Avenue Associates and S&L Acquisition Company L.P., as amended

5. Lease Agreement dated as of May 1, 1995 between Alvin Jacobson Realty and Finlay Jewelry

6. Lease Agreement dated as of October 4, 1994 between Tanger Properties Limited Partnership and Finlay Jewelry, as amended

7. Lease Agreement dated May 2, 1996 between Horizon/Glen Outlet Centers Limited Partnership and Finlay Jewelry

                                                                       ANNEX I

                         DESCRIPTION OF COMFORT LETTER

         Pursuant to Section 7(g) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

                         (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

                        (ii) In their opinion, the financial statements and any supplementary financial information and schedules examined by them (and, if applicable, financial forecasts and/or pro forma financial information, on which they have performed more limited procedures as specified in such letter, not constituting an examination in accordance with generally accepted auditing standards) and included in the Prospectus or the Registration Statement comply as to form in all material respects (or, in the case of financial forecasts and/or pro forma financial information, on the basis of such limited procedures, nothing came to their attention that cause them to believe that such financial forecasts and/or pro forma financial information do not comply as to form in all material respects) with the applicable accounting requirements of the Act and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the Underwriters and are attached hereto;

                       (iii) If applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus as indicated in their reports thereon, copies of which have been separately furnished to the Underwriters and are attached hereto, and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that cause them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                        (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus agrees with the corresponding amounts (after restatements where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

                         (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302 (if applicable), 402 and 503(d) (if applicable), respectively, of Regulation S-K;

                        (vi)     They have -

                               (a) Inquired of certain officials of the
                  Company who have responsibility for financial and accounting matters as to (i) whether all significant assumptions regarding the business combinations and financing transactions had been reflected in the pro forma adjustments, and (ii) whether the unaudited pro forma condensed consolidated financial statements referred to
                  (vi)(a) comply as to form, in all material respects, with the applicable accounting requirements of rule 11-02 of Regulation S-X; and that those officials stated, in response to such inquiries, that all significant assumptions regarding the business combinations and financing transactions had been reflected in the pro forma adjustments and that the unaudited pro forma condensed consolidated financial statements referred to in (vi)(a) comply as to form, in all material respects, with the applicable accounting requirements of rule 11-02 of Regulation S-X.

                               (b) Compared and/or recomputed the historical
                  financial information for the Company included on pages [ ] and [ ] in the Registration Statement with the applicable historical financial information for the Company on pages

                  F-[ ] and F-[ ], respectively, and found them to be in agreement.

                               (c) Proved the arithmetic accuracy of the
                  application of the pro forma adjustments to the historical amounts in the unaudited pro forma condensed consolidated financial statements.

                       (vii) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                           (a)(i) the unaudited consolidated statements of
                  operations, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of operations, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus for them to be in conformity with generally accepted accounting principles;

                           (b) any other unaudited statement of operations
                  data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus;

                           (c) the unaudited financial statements which were
                  not included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in Clause (A) and any unaudited statement of operations data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Prospectus;

                           (d) any unaudited pro forma consolidated condensed

                  financial information included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of that information;

                           (e) as of a specified date not more than five days
                  prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Underwriters, or any increases in any items specified by the Underwriters, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                           (f) for the period from the date of the latest
                  financial statements included in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Underwriters, or any increases in any items specified by the Underwriters, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Underwriters, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                      (viii) In addition to the examination referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Underwriters, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Underwriters, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.